Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL
OFFICER REGARDING PERIODIC REPORT CONTAINING
FINANCIAL STATEMENTS

          I, Paul E. Martin, the Principal Financial Officer of Enstar Income Program IV-1, L.P. (the “Partnership”) in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Partnership’s Annual Report on Form 10-Kfor the year ended December 31, 2003 (the “Report”) filed with the Securities and Exchange Commission:

•	fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

/s/ Paul E. Martin

Paul E. Martin
Principal Financial Officer
April 14, 2004